UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2010

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51485	72-1060618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 International Parkway, Suite 100, Heathrow, Florida 32746

(Address of Principal executive offices, including Zip Code)

(407) 333-7440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Ruth’s Hospitality Group, Inc. (the “Company”) is filing under cover of this Form 8-K a presentation that the Company has prepared to explain certain aspects of the proposed financing transactions announced on December 22, 2009. The presentation is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 7.01 and is being separately filed as a free writing prospectus pursuant to Rule 433 under the Securities Act of 1933, as amended (the “Securities Act”).

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the presentation attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” to the SEC and not “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

/s/ Brian M. Judge
Date: January 11, 2010	Name:	Brian M. Judge
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation